2000 Semi-Annual Report

Value Investing in Small Companies
For More Than 25 Years

ROYCE
CAPITAL
FUND

MICRO-CAP PORTFOLIO

PREMIER PORTFOLIO

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SEMI-ANNUAL REPORT REFERENCE GUIDE
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LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEW	4

FINANCIAL STATEMENTS	8

For more than 25 years, our approach has focused on evaluating a company's current worth - our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company's future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

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LETTER TO OUR SHAREHOLDERS
_____________________________________________________________________________________

          What a difference the turn of a century makes! Just six months ago, the world seemed like a very different place, dominated by large-cap companies, Internet IPOs (Initial Public Offerings) and growth-stock investing. Market savvy was the province of those who ignored traditional valuation yardsticks and breezily asserted, "This time it's different." For one brief, heady moment, it seemed as if anyone who wanted to be a millionaire could, and it did not require sweating it out with Regis Philbin. All it took was a hot stock tip or two and the click of a mouse. Today, thanks to a once unthinkable bear market in the Nasdaq Composite and a bursting bubble in Internet (particularly e-commerce) stock performance, we are in a market in which the discarded investment ideas of the past - small-cap companies, energy stocks and value investing - now look like great finds at an eBay auction. In fact, swashbuckling, multi-millionaire hedge fund managers, once the toast of the investment world, now look like the exiled participants on the hit series, Survivor. Whoever said life imitates art (or at least television) must have known something about the stock market.

          The changes involve not just a shift in market psychology, but perhaps in market leadership as well. Small-cap stocks arrived late to the high-return party, finally showing up in 2000's opening quarter, just before the Federal Reserve helped break up the celebration by once again raising interest rates. The arrival of small-caps was welcome news for those of us who watched the Russell 2000 finish third in a three-index race behind the Nasdaq Composite and S&P 500 for much of the late '90s. Yet, after starting the new year in fine fashion - all three indices were up in the first quarter - the trio posted negative second-quarter returns, below their respective highs from March. As befits latecomers, small-caps endured the post-boom hangover with more grace than their large-cap counterparts. The Russell 2000 (+3.0 year-to-date) was the only index to finish the six months in positive territory (S&P 500: -0.4% YTD; Nasdaq Composite: -2.5% YTD).

          The Russell 2000 managed to outperform the other indices year-to-date despite suffering a 25% decline from March 9, 2000 through April 14, 2000. This took place against a backdrop of rising interest rates, lower overall equity returns (the S&P 500's one-year trailing total return dropped to 7.3% from 21.1% at 12/31/00) and higher market volatility. According to The New York Times, the Nasdaq Composite rose or fell 3% or more in a single trading session on only 40 occasions from 1971 to 1997. Between 1998 and 1999, there were 35 such occasions. Through the first six months of 2000, there were 41, which accounts for 33% of the index's trading sessions year-to-date. Historically, a more volatile, lower return environment has generally been positive for small-cap value investing, yet it's still too early to gauge whether small-caps can develop and extend market leadership.

Value Added

          Value began the year looking like the losing tribe on Survivor, unable to build a simple hut or even start a fire. But after falling behind in January and February, value proved that it could survive some pretty tough conditions, as the Russell 2000 Value index outperformed the Russell 2000 Growth index in March, April and May, and for the year-to-date period as well. As we would expect, the performance edge from March through May occurred during a small-cap decline of 17.3% (as measured by the Russell 2000). The Russell 2000 Value index was down 0.5% versus a loss of 26.6% for the Russell 2000 Growth index. While the virtues of growth may be alluring, inside small-cap, we think that value's virtues are more lasting and better suited for a long-term investment horizon.

Cyclical Markets, Emotional Investors

          While momentum and emotion will remain potent motivators, many investors now seem to realize that millions are not easily made by answering trivial questions on a one-hour game show or by investing in every stock whose name begins with a small "e" or "i." Throughout the euphoria of the previous cycle, we resisted the siren song of what looked like easy, short-term gains. Instead, we chose to concentrate on a long-term time frame and continued to select securities using the same criteria that we always have, even though our methods looked antiquated to some observers at the time. Today, this same approach may look like the next big thing to some of those same people. Regardless of what's trendy, we still believe that portfolio diversification, attractive valuations and long-term investing can continue to help people meet their financial goals, regardless of whether they want to be "millionaires" or just "survivors."

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LOWER OVERALL RETURNS, BETTER SMALL-CAP VALUE PERFORMANCE?

[PHOTO]

(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce

          We have been claiming that the market's high returns were too good to last (our own take on "irrational exuberance") since 1997. However poor or premature our forecasting has been, our guess is that equity returns going forward will be closer to their historical norms than they were through the late '90s, and that this would be a positive development for small-cap value investors. More historically typical equity returns do not necessarily mean lower, or negative, small-cap returns. While historical market performance is not necessarily indicative of future results, our research indicates that when the S&P 500 has provided what we view as a more normal level of return (13.8% or lower on a rolling 10-year basis), small-caps tended to outperform on average about 80% of the time.*

          We believe that small-caps are finally reversing the significant performance divergence that previously plagued the asset class. In fact, we think that the major market peaks in March coincided with a leadership shift favoring small-caps in general and small-cap value in particular. At a minimum, we think we are in the early innings of a new game, prepared as always to play every inning with the same consistent approach.

Sincerely,

/s/Charles M. Royce     /s/W. Whitney George    /s/Jack E. Fockler, Jr.

Charles M. Royce           W. Whitney George           Jack E. Fockler, Jr.
        President                  Vice President                   Vice President

* Our examination of 10-year rolling return periods from 1936 - 1999, including what we designated as above-average, average and below average returns, showed that small-cap stocks outperformed large-cap stocks in 82% of the average and below-average S&P 500 10-year return periods. For small-cap stocks, we used the Center for Research in Security Prices 6-10 index, an unmanaged composite of the bottom five deciles of stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market. For large-cap stocks, we used the S&P 500, an unmanaged index of domestic large-cap stocks.

NOTES TO PERFORMANCE AND RISK INFORMATION

Historical market trends are not necessarily indicative of future movements. All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Royce Capital Fund portfolios invest in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). Please read the prospectus carefully before investing or sending money. This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds' portfolios and Royce's investment intentions with respect to those securities reflect Royce's opinions as of June 30, 2000 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

The Nasdaq Composite, Russell 2000, Russell 2000 Value, Russell 2000 Growth and S&P 500 are unmanaged indices of domestic common stocks.

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Micro-Cap Portfolio
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Average Annual Total Returns	Through 6/30/00
January - June, 2000*	6.36%
One-Year	23.13
Three-Year	18.25
Since Inception (12/27/96)	16.76
* Not annualized.

Portfolio Diagnostics
Median Market Capitalization	$234 million
Weighted Average P/E Ratio	11.4x*
Weighted Average P/B Ratio	1.2x
Weighted Average Yield	0.9%
Net Assets	$19.4 million

* Excludes 15.5% of portfolio holdings with zero or negative earnings as of 6/30/00.

Top Ten Positions	% of Net Assets
Medical Assurance	3.1%
Pure Resources	3.0
Carbo Ceramics	2.7
Thor Industries	2.7
RemedyTemp Cl. A	2.7
Matthews International Cl. A	2.5
3TEC Energy	2.3
Richardson Electronics	2.2
Blanch (E.W.) Holdings	2.2
New England Business Service	2.2

Sector Breakdown	% of Net Assets
Industrial Services	19.0%
Natural Resources	15.7
Industrial Products	13.6
Technology	13.1
Financial Intermediaries	12.2
Consumer Products	6.6
Consumer Services	6.3
Health	4.0
Financial Services	2.2
Miscellaneous	4.8
Cash & Cash Equivalents	2.5

MANAGER'S DISCUSSION

          There was nothing micro about Royce Micro-Cap Portfolio's (RCM) performance in the first half. The Portfolio turned in a 6.36% return year-to-date through June 30, more than doubling its small-cap benchmark, the Russell 2000, which was up 3.04%. RCM also survived the second-quarter correction by posting a gain of 1.56%. The Portfolio's average annual total return since inception (12/27/96) was 16.76%.

          Sterling performances from energy services and oil and gas companies helped to make the Natural Resources sector the Portfolio's top performer year-to-date through 6/30/00. Each group made a comeback in the first half, although gains seemed to trickle down to the industries' micro-cap companies a little more slowly than they did for larger capitalization issues. We began to act on what we thought were great bargains in these stocks throughout 1999, adding to existing positions and initiating new ones in these groups this year. For example, in late June we took a significant position in 3TEC Energy. The company represents the consolidation of several small regional natural gas exploration businesses that focus on East Texas and the Gulf Coast. We like the company's business fundamentals, its experienced and talented CEO and the fact that it remains overlooked by Wall Street. Even allowing for the gains made so far, we think that energy services and oil and gas continue to offer considerable performance potential.

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PERFORMANCE AND PORTFOLIO REVIEW
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          The significant correction in technology stocks is old news by now, but in RCM's portfolio, the story read more like A Tale of Two Sectors. We steadily reduced our Technology exposure from 12/31/99, primarily via first-quarter selling just before the end of the bear's long hibernation. This included the sale of REMEC, a designer and manufacture of multi-function modules for microwave transmission systems. The proceeds from such sales were then used to make purchases in what we regard as promising companies in the sector. In the second-quarter "tech-wreck," we initiated positions in ESS Technology, a designer of integrated mixed signal semiconductor, hardware and software for multimedia applications, and Ducommun, a component manufacturer for domestic and foreign commercial and military aircraft and space programs, when their prices plummeted. Each company's stock had rebounded before the end of the second quarter.

          One underperforming group that we feel remains attractively undervalued (because performance in general has been wretched) is insurance. We established a large position in Medical Assurance, a leading provider of medical liability insurance, and took advantage of low prices to substantially increase our holdings in PXRE Group, a property and casualty reinsurer. We are confident that our long patience with these companies will be rewarded.

          Although recognition is growing, micro-caps are still struggling towards official institutional acceptance, which suits us just fine. Investor indifference often creates the kinds of conditions where we believe our approach works best.

GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain Through 6/30/00
Richardson Electronics	$231,188
Stein Mart	$183,876
Carbo Ceramics	$151,850
Input/Output	$134,390
Matthews International Cl. A	$102,052

Richardson Electronics - Wall Street finally noticed this distributor of electronic components and equipment for industrial, communications, medical, and scientific applications. The company first got our attention back in 1998's third-quarter correction. Unlike many technology stocks, its price kept climbing throughout the second quarter.

Stein Mart - We bought shares of this well-managed department store chain below book value after earnings disappointments drove the stock price down. Sales rebounded and institutional interest returned, moving the price higher and higher in the second quarter.

GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss Through 6/30/00
Reliance Group Holdings	$177,145
RCM Technologies	$133,978
Stone & Webster	$112,297
Urban Outfitters	$91,979
Thor Industries	$86,401

Reliance Group Holdings - We bought the stock of this property and casualty insurer on a takeover announcement from a larger firm that we knew and liked. Reliance's financial condition, which was never especially great, turned out to be even worse than we first thought. Now their takeover suitor is dawdling, most likely holding out for a better price for the assets.

RCM Technologies - Not only did a hoped-for turnaround for this information technology staffing and consulting company not materialize following the non-event of Y2K, but its price crashed further in the second quarter. We think that its industry will grow and thus like its potential to recover.

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Royce Premier Portfolio
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Average Annual Total Returns	Through 6/30/00
January - June, 2000*	14.34%
One-Year	17.51
Three-Year	12.55
Since Inception (12/27/96)	14.21

* Not annualized.

Portfolio Diagnostics
Median Market Capitalization	$644 million
Weighted Average P/E Ratio	13.1x
Weighted Average P/B Ratio	1.6x
Weighted Average Yield	1.3%
Net Assets	$0.65 million

Top Ten Positions	% of Net Assets
Carbo Ceramics	5.4%
White Mountains Insurance Group	4.9
Morrison Knudsen	4.5
Simpson Manufacturing	4.4
Charming Shoppes	4.0
Arrow International	3.6
Oakley	3.5
Lincoln Electric Holdings	3.3
Blanch (E.W.) Holdings	3.1
Claire's Stores	3.0

Sector Breakdown	% of Net Assets
Financial Intermediaries	18.3%
Industrial Services	13.7
Natural Resources	13.7
Industrial Products	13.4
Consumer Services	8.8
Financial Services	7.5
Health	6.3
Technology	5.2
Consumer Products	3.5
Cash & Cash Equivalents	9.6

MANAGER'S DISCUSSION

          Royce Capital Premier (RCP) seems to have been in the right place at the right time so far in 2000. The Portfolio was up 14.34% through June 30, 2000, substantially ahead of its small-cap benchmark, the Russell 2000, which was up 3.04% for the same period. RCP's concentrated portfolio of what we think are high-quality small-cap stocks helped performance in the dynamic first quarter, when the Portfolio was up 10.71%, versus 7.08% for the Russell 2000. With its risk-averse value approach, RCP's positive performance in the bearish second quarter was even more impressive. The Portfolio was up 3.28%, compared to a decline of 3.78% for the Russell 2000. The Portfolio's average annual total return since inception (12/27/96) was 14.21%.

          Financial Intermediaries was RCP's top-performing sector, due in large part to the stellar returns of White Mountains Insurance Group, which we discuss below. Fidelity National Financial, a firm engaged in the issuing of title insurance policies and a provider of diversified real estate-related services, also enjoyed a strong first half. In contrast to many insurance underwriters, Zenith National Insurance, a property and casualty insurer, turned in a strong performance as well, leading us to sell half our stake in May. The stocks of insurance brokerage companies, on the other hand, such as Arthur J. Gallagher & Company, performed very well, benefiting from industry consolidation and from the rising cost of premiums. These benefits unfortunately have not yet reached insurance underwriters, including portfolio holdings E. W. Blanch Holdings and Medical Assurance.

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PERFORMANCE AND PORTFOLIO REVIEW
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          Natural Resources, especially energy services and oil and gas stocks, dramatically turned around in the first half, with both industries overcoming long periods of dismal performance. The price of Input/Output, a designer and manufacturer of seismic data acquisition products used on land and water, moved steadily upward through the first half. We began buying shares of Tom Brown, an oil and natural gas exploration and production company, in January just before its price started to climb. In May, we initiated a position in top-ten holding Carbo Ceramics, a producer and supplier of ceramic proppants, an important ingredient in the hydraulic fracturing of natural gas and oil wells.

          We believe that, in spite of the Portfolio's strong first half, it still has plenty of future growth potential. Many of RCP's top performers are companies that we feel can further flourish, especially those in insurance brokerage and energy-related industries. In addition, we think that recent disappointments, such as Medical Assurance, Enesco Group, Charming Shoppes and Claire's Stores, are more than capable of turnarounds.

GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain Through 6/30/00
White Mountains Insurance Group	$18,694
Oakley	$15,593
Aurora Biosciences	$12,880
Carbo Ceramics	$8,125
Gallagher (Arthur J.) & Company	$7,687

White Mountains Insurance Group - We took a position in this property and casualty insurer in January when it was trading at what we thought was an attractive price. The return of a well known, talented CEO sparked Wall Street's interest, driving the price up. We sold half our shares in March.

Oakley - After spending much of the last two years wandering in the single-digit wilderness, the stock of this leading designer, manufacturer and distributor of high-performance eyewear and athletic accessories came back as new products were more effectively integrated and institutional interest returned.

GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss Through 6/30/00
Blanch (E.W.) Holdings	$12,747
Lincoln Electric Holdings	$8,963
Medical Assurance	$5,904
Enesco Group	$3,811
Anglogold	$3,189

Blanch (E.W.) Holdings - A combination of missed earnings estimates and management defections led to a more than fifty percent loss in 2000's first quarter. Still believers in the high value of the firm's core business, we built up our position in
March before selling some shares in May when its price briefly spiked upward.

Lincoln Electric Holdings - This manufacturer of welding and cutting products announced a large acquisition, but followed that news with a report that it would need to borrow funds to complete the deal, which sent its price into a tailspin. We believe in the company's long-term prospects based on its previous business success and on the growth potential that the acquisition offers.

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SCHEDULES OF INVESTMENTS
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ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO                 JUNE 30, 2000 (unaudited)
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COMMON STOCKS-97.5%
	SHARES	VALUE
Consumer Products-6.6%
Apparel and Shoes-0.5%
Wolverine World Wide	9,400	$92,825
Collectibles-0.3%
Enesco Group	11,300	53,675
Food/Beverage/Tobacco-1.5%
800 JR Cigar a	30,000	296,250
Home Furnishing/Appliances-0.6%
Bassett Furniture Industries	10,000	126,250
Publishing-0.4%
Marvel Enterprises a	11,500	71,875
Sports and Recreation-0.1%
Lund International Holdings a	4,900	23,275
Other Consumer Products-3.2%
Lazare Kaplan International a	8,300	67,438
+ Matthews International Cl. A	16,800	487,200
Velcro Industries	5,000	56,562
		611,200

Total (Cost $1,223,935)		1,275,350
Consumer Services-6.3%
Retail Stores-6.3%
+ Cato Cl. A	33,000	383,625
+ Charming Shoppes a	63,000	320,906
Stein Mart a	15,000	153,750
+ Urban Outfitters a	40,900	360,431

Total (Cost $1,241,147)		1,218,712
Financial Intermediaries-12.2%
Insurance-12.2%
Capitol Transamerica	25,300	298,856
+ Fidelity National Financial	15,000	274,688
Highlands Insurance Group a	7,700	72,187
LaSalle Re Holdings a	15,500	219,906
+ Medical Assurance a	54,200	609,750
MIIX Group	7,000	84,000
NYMAGIC	14,500	206,625
Navigators Group a	27,100	243,900
Nobel Insurance a	400	100
PXRE Group	26,700	360,450

Total (Cost $2,455,967)		2,370,462
Financial Services-2.2%
Insurance Brokers-2.2%
+ Blanch (E.W.) Holdings	21,200	430,625
Total (Cost $467,001)		430,625
Health-4.0%
Commercial Services-3.5%
PAREXEL International a	20,000	191,250
Schein (Henry) a	8,200	141,450
Young Innovations a	19,400	346,775
		679,475
Drugs and Biotech-0.5%
BioReliance a	19,800	96,525
Total (Cost $757,029)		776,000

	SHARES	VALUE
Industrial Products-13.6%
Building Systems and Components-3.5%
Falcon Products	6,000	$57,000
Simpson Manufacturing a	2,000	95,625
+ Thor Industries	24,900	522,900
		675,525
Construction Materials-3.6%
Florida Rock Industries	10,000	356,250
Monarch Cement	2,500	43,750
Puerto Rican Cement Company	10,900	303,156
		703,156
Industrial Components-1.5%
Herley Industries a	10,400	196,300
Woodhead Industries	5,200	94,900
		291,200
Machinery-1.3%
+ Lincoln Electric Holdings	17,500	249,375
Pumps, Valves and Bearings-1.4%
Sun Hydraulics	30,800	257,950
Specialty Chemicals and Materials-1.4%
CFC International a	7,500	58,125
Chemfab a	16,200	192,375
Synalloy Corporation	3,000	21,328
		271,828
Other Industrial Products-0.9%
BHA Group Holdings	13,300	129,675
FLIR Systems a	7,500	48,750
		178,425

Total (Cost $2,878,547)		2,627,459
Industrial Services-19.0%
Commercial Services-10.2%
Applied Analytical Industries a	27,000	259,031
Business Resource Group a	12,500	79,687
Carlisle Holdings a	21,500	157,891
Cornell Companies a	40,700	325,600
+ Interim Services a	15,000	266,250
RCM Technologies a	15,800	116,525
+ RemedyTemp Cl. A a	41,900	513,275
Tyler Technologies a	22,500	57,656
+ Wackenhut Corrections a	26,900	201,750
		1,977,665
Engineering and Construction-2.5%
Morrison Knudsen a	37,200	269,700
Sevenson Environmental Services	18,480	206,745
		476,445
Food/Tobacco Processors-0.4%
DIMON	14,000	29,750
Midwest Grain Products a	5,200	43,225
		72,975
Printing-2.5%
Ennis Business Forms	7,500	60,000
+ New England Business Service	25,900	420,875
		480,875

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SCHEDULES OF INVESTMENTS
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ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO              JUNE 30, 2000 (unaudited)
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	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics-3.4%
AirNet Systems a	46,500	$212,156
Circle International Group	12,500	314,063
Frozen Food Express Industries a	45,900	137,700
		663,919

Total (Cost $3,889,219)		3,671,879
Natural Resources-15.7%
Energy Services-6.7%
+ Carbo Ceramics	15,000	526,875
Global Industries a	8,600	162,325
Input/Output a	48,600	410,062
Willbros Group a	30,300	208,313
		1,307,575
Gold-0.1%
MK Gold a	15,000	14,766

Oil and Gas-8.9%
Denbury Resources a	68,400	354,825
PetroCorp a	46,800	327,600
Pure Resources a	32,697	584,459
+ 3TEC Energy a	45,000	450,000
		1,716,884

Total (Cost $2,242,554)		3,039,225
Technology-13.1%
Aerospace/Defense-4.8%
+ Curtiss-Wright	11,200	416,500
+ Ducommun a	21,100	251,881
Special Metals a	6,100	16,012
+ Woodward Governor	9,100	257,644
		942,037

	SHARES	VALUE

Components and Systems-1.2%
+ SBS Technologies a	6,300	$232,706
Distribution-2.2%
Richardson Electronics	27,000	433,688
Semiconductors and Equipment-2.1%
+ ESS Technology a	25,000	362,500
PCD a	5,000	38,828
		401,328
Software-2.8%
ANSYS a	29,100	331,012
JDA Software Group a	7,400	141,988
MSC.Software a	6,900	64,256
		537,256

Total (Cost $2,131,429)		2,547,015
Miscellaneous-4.8%
Total (Cost $918,659)		922,183

TOTAL COMMON STOCKS
(Cost $18,205,487)		18,878,910

TOTAL INVESTMENTS-97.5%
(Cost $18,205,487)		18,878,910

CASH AND OTHER ASSETS
LESS LIABILITIES-2.5%		487,858

NET ASSETS-100.0%		$19,366,768

a  Non-income producing.
+  New Additions in 2000.
Bold indicates the Fund's largest 20 equity holdings in terms of June 30, 2000 market value.

INCOME TAX INFORMATION- The cost of total investments for Federal income tax purposes was $18,300,823. At June 30, 2000 net unrealized appreciation for all securities was $578,087, consisting of aggregate gross unrealized appreciation of $2,205,879 and aggregate gross unrealized depreciation of $1,627,792.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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SCHEDULES OF INVESTMENTS
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ROYCE CAPITAL FUND - PREMIER PORTFOLIO                   JUNE 30, 2000 (unaudited)
_____________________________________________________________________________________

COMMON STOCKS-90.4%
	SHARES	VALUE
Consumer Products-3.5%
Sports and Recreation-3.5%
Oakley a	2,000	$23,000
Total (Cost $13,026)		23,000
Consumer Services-8.8%
Retail Stores-8.8%
Charming Shoppes a	5,100	25,978
Claire's Stores	1,000	19,250
+ Consolidated Stores a	1,000	12,000

Total (Cost $55,537)		57,228
Financial Intermediaries-18.3%
Insurance-18.3%
+ Argonaut Group	500	8,563
+ Fidelity National Financial	1,000	18,312
Leucadia National	200	4,563
Medical Assurance a	1,220	13,725
PMA Capital Cl. A	1,000	19,000
Trenwick Group	300	4,369
Wesco Financial	40	8,200
+ White Mountains Insurance Group	200	32,000
Zenith National Insurance	500	10,625

Total (Cost $116,624)		119,357
Financial Services-7.5%
Insurance Brokers-5.1%
Blanch (E.W.) Holdings	1,000	20,313
Gallagher (Arthur J.) & Company	300	12,600
		32,913
Investment Management-2.4%
+ Phoenix Investment Partners	1,500	15,750

Total (Cost $36,353)		48,663
Health-6.3%
Commercial Services-1.8%
Schein (Henry) a	700	12,075
Drugs and Biotech-0.9%
+ Dura Pharmaceuticals a	400	5,750
Surgical Products and Devices-3.6%
Arrow International	700	23,450

Total (Cost $34,394)		41,275
Industrial Products-13.4%
Building Systems and Components-5.4%
Simpson Manufacturing a	600	28,687
+ Thor Industries	300	6,300
		34,987
Construction Materials-2.7%
Florida Rock Industries	500	17,813
Machinery-3.3%
Lincoln Electric Holdings	1,500	21,375
Pumps, Valves and Bearings-2.0%
+ Roper Industries	500	12,812

Total (Cost $88,062)		86,987

	SHARES	VALUE
Industrial Services-13.7%
Commercial Services-4.7%
Carlisle Holdings a	500	$3,672
+ Comdisco	400	8,925
Interim Services a	1,000	17,750
		30,347
Engineering and Construction-5.4%
+ Jacobs Engineering Group a	200	6,538
Morrison Knudsen a	4,000	29,000
		35,538
Industrial Distribution-1.1%
Ritchie Bros. Auctioneers a	300	7,181
Printing-2.5%
New England Business Service	1,000	16,250

Total (Cost $94,904)		89,316
Natural Resources-13.7%
Energy Services-8.0%
+ Carbo Ceramics	1,000	35,125
Input/Output a	1,500	12,656
Nabors Industries a	100	4,156
		51,937
Gold-2.5%
+ Anglogold ADR b	800	16,450
Oil and Gas-3.2%
Barrett Resources a	300	9,131
Tom Brown a	500	11,531
		20,662
Total (Cost $71,853)		89,049
Technology-5.2%
Aerospace/Defense-2.9%
Curtiss-Wright	500	18,594
Components and Systems-0.8%
+ Dionex a	100	2,675
+ Kronos a	100	2,600
		5,275
Distribution-0.9%
Avnet	100	5,925
Internet Services-0.6%
+ internet.com a	200	3,937

Total (Cost $32,928)		33,731

TOTAL COMMON STOCKS
(Cost $543,681)		588,606

TOTAL INVESTMENTS-90.4%
(Cost $543,681)		588,606

CASH AND OTHER ASSETS
LESS LIABILITIES-9.6%		62,460

NET ASSETS- 100.0%		$651,066

a  Non-income producing.
b  American Depository Receipt.
+  New Additions in 2000.
    Bold indicates the Fund's largest 20 equity holdings in terms of June 30, 2000 market value.

INCOME TAX INFORMATION- The cost of total investments for Federal income tax purposes was $547,584. At June 30, 2000, net unrealized appreciation for all securities was $41,022, consisting of aggregate gross unrealized appreciation of $84,254 and aggregate gross unrealized depreciation of $43,232.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


ROYCE CAPITAL FUND
STATEMENTS OF ASSETS AND LIABILITIES                JUNE 30, 2000 (unaudited) _____________________________________________________________________________________

	Micro-Cap	Premier
	Portfolio	Portfolio
ASSETS:
Investments at value*	$18,878,910	$588,606
Cash	639,475	73,129
Receivable for capital shares sold	226,684	11,442
Receivable for investments sold	-	12,769
Receivable for dividends and interest	7,013	488
Prepaid expenses and other assets	3,413	3,032
Total Assets	19,755,495	689,466

LIABILITIES:
Payable for investments purchased	364,934	34,991
Payable for capital shares redeemed	261	6
Payable for investment advisory fees	11,325	-
Accrued expenses	12,207	3,403
Total Liabilities	388,727	38,400
Net Assets	$19,366,768	$651,066

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$4,481	$(161)
Accumulated net realized gain on investments	558,506	42,919
Net unrealized appreciation on investments	673,423	44,925
Capital shares	2,970	109
Additional paid-in capital	18,127,388	563,274
Net Assets	$19,366,768	$651,066

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	2,970,025	108,827

NET ASSET VALUES (Net Assets/Shares Outstanding):
(offering and redemption price per share)	$6.52	$5.98

*Investments at identified cost	$18,205,487	$543,681

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio		Premier Portfolio
	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2000	December 31,	June 30, 2000	December 31,
	(unaudited)	1999	(unaudited)	1999
INVESTMENT OPERATIONS:
Net investment income (loss)	$4,481	($18,741)	($161)	($254)
Net realized gain on investments	374,964	757,444	32,228	58,985
Net change in unrealized appreciation
on investments	515,565	394,456	42,764	(19,262)
Net increase in net assets
from investment operations	895,010	1,133,159	74,831	39,469
DISTRIBUTIONS:
Net investment income	-	-	-	-
Net realized gain on investments	-	(555,466)	-	(48,441)
Total distributions	-	(555,466)	-	(48,441)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold	11,694,053	4,459,582	345,955	88,432
Distributions reinvested	-	555,464	-	48,439
Value of shares redeemed	(690,452)	(1,461,962)	(197,940)	(74,096)
Net increase in net assets
from capital share transactions	11,003,601	3,553,084	148,015	62,775
NET INCREASE IN NET ASSETS	11,898,611	4,130,777	222,846	53,803
NET ASSETS:
Beginning of period	7,468,157	3,337,380	428,220	374,417
End of period	$19,366,768	$7,468,157	$651,066	$428,220
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$4,481	-	($161)	-

CAPITAL SHARE TRANSACTIONS (in shares):
Shares sold	1,862,271	760,475	64,127	16,807
Shares issued for reinvestment
of distributions	-	96,268	-	9,535
Shares redeemed	(111,154)	(274,513)	(37,127)	(13,020)
Net increase in shares outstanding	1,751,117	582,230	27,000	13,322

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


ROYCE CAPITAL FUND
STATEMENTS OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2000 (unaudited)
	Micro-Cap	Premier
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$59,336	$3,691
Interest	32,050	-
Total income	91,386	3,691
Expenses:
Investment advisory fees	80,467	2,853
Custodian	13,414	4,644
Shareholder servicing	3,905	3,905
Audit	4,750	1,200
Organizational expenses	1,062	1,062
Trustees' fees	1,046	48
Administrative and office facilities expenses	1,827	107
Legal	241	13
Other expenses	5,048	1,208
Total expenses	111,760	15,040
Fees waived by investment adviser	(24,855)	(2,853)
Expenses reimbursed by investment adviser	-	(8,335)
Net expenses	86,905	3,852
Net investment income (loss)	4,481	(161)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	374,964	32,228
Net change in unrealized appreciation on investments	515,565	42,764
Net realized and unrealized gain on investments	890,529	74,992
NET INCREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS	$895,010	$74,831

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating each Fund's performance for the periods presented.

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain on Investments	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Net Asset Value, End of Period
	Micro-Cap Portfolio (a)
+	2000	$6.13	$0.00	$0.39	-	-	$6.52
	1999	5.24	(0.02)	1.46	-	(0.55)	6.13
	1998	5.80	(0.03)	0.23	-	(0.76)	5.24
	1997	5.01	(0.02)	1.08	-	(0.27)	5.80
	1996	5.00	-	0.01	-	-	5.01

	Premier Portfolio (b)
+	2000	$5.23	($0.00)	$0.75	-	-	$5.98
	1999	5.47	-	0.43	-	(0.67)	5.23
	1998	5.37	-	0.47	-	(0.37)	5.47
	1997	5.05	(0.01)	0.87	-	(0.54)	5.37
	1996	5.00	-	0.05	-	-	5.05

		Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Micro-Cap Portfolio (a)
+	2000	6.4%**	$19,367	1.35%*	0.07%*	24%**
1999		28.1%	7,468	1.35%	-0.53%	102%
1998		4.1%	3,337	1.35%	-0.79%	88%
1997		21.2%	1,064	1.35%	-0.96%	132%
1996		0.2%**	250	1.99%*	-1.99%*	0%**

	Premier Portfolio (b)
+	2000	14.3%	$651	1.35%*	-0.06%*	111%**
	1999	8.2%	428	1.35%	-0.06%	70%
	1998	8.9%	374	1.35%	-0.08%	109%
	1997	17.1%	296	1.35%	-0.18%	79%
	1996	1.0%	252	1.99%*	-1.99%*	0%**

(a)

Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended June 30, 2000 and December 31, 1999, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 1.74%, 2.24%,'2.59%, 7.32% and 22.49%, respectively.
The Fund commenced operations on December 27, 1996.

(b)

Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended June 30, 2000 and December 31, 1999, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 5.27%, 5.63%, 7.05%, 8.87% and 22.49%, respectively.
The Fund commenced operations on December 27, 1996.

*    Annualized. **  Not annualized. +  Six months ended June 30, 2000 (unaudited).


Notes to Financial Statements (unaudited)
___________________________________________________________________________________

Summary of Significant Accounting Policies:

          Royce Micro-Cap Portfolio and Royce Premier Portfolio (the "Fund" or "Funds") are the two series of Royce Capital Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. The Funds commenced operations on December 27, 1996.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

          Valuation of investments:

Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

          Investment transactions and related investment income:

          Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

          Expenses:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

          Taxes:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."


Notes to Financial Statements (unaudited) (continued)
___________________________________________________________________________________

          Distributions:

          Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

          Repurchase agreements:

          The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

          Organizational expenses:

Costs incurred by the Funds in connection with its organization and initial registration of shares of $10,000 per portfolio have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

Investment Adviser:

          Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Premier Portfolio, respectively. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain a net annual operating expense ratio of expenses to average net assets at or below 1.35% for each Fund through December 31, 2000. For the period ended June 30, 2000, Micro-Cap Portfolio recorded advisory fees of $55,612 (net of waivers of $24,855). Royce waived advisory fees of $2,853 for Premier Portfolio.

Purchases and Sales of Investment Securities:

          For the period ended June 30, 2000, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:
	Micro-Cap Portfolio	Premier Portfolio
Purchases	$14,560,306	$721,102
Sales	2,820,320	552,125